A Better Model for Shareowner Value Boston Financial Community June 12, 2003

Regarding Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR wishes to caution persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding financial results and capital requirements for fiscal 2003 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. Among the factors that could cause actual results to differ materially from estimates reflected in such forward-looking statements are weather and economic conditions, demographic changes in NJNG's service territory, fluctuations in energy commodity prices, energy conversion activity and other marketing efforts, the conservation efforts of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the continued recoverability of environmental remediation expenditures and other regulatory changes. The Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

It all starts with integrity Know what you are - more importantly, know what you're not Focus on the fundamentals of the core business People make the difference How We Run our Business The ultimate test is sustained performance. NJR has produced an EPS CAGR of 7.1 percent over the last 10 years.

Our Strategy has not Changed In short, we have built a better model Our strategy is based on what can reasonably be delivered, not the strategy du jour Our strategy is based on two axioms: Maximizing the value of the core utility business Enhancing returns by leveraging core skills and assets with a disciplined capital allocation policy We are focused on making the most of the excellent opportunities we have

The Building Blocks of a Better Model Maximize the Value of the Core Business Service Area Margin Growth No Base Rate Cases Regulatory Partnerships Enhance Returns by Leveraging Core Skills and Assets Home Services Off-system Sales/Capacity Release Energy Services Operational Efficiencies Customer Satisfaction

The Building Blocks of a Better Model Maximize the Value of the Core Business Service Area Margin Growth No Base Rate Cases Regulatory Partnerships Operational Efficiencies Customer Satisfaction

Maximizing Value: Our Service Area Rapidly growing customer base Primarily residential and small commercial customers Demographic, economic and regulatory data confirm expectation of approximate 3 percent annual firm sales growth rate for foreseeable future

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1998 385 1999 397 2000 410 2001 423 2002 434 2003E 445 Maximizing Value: Margin and Customer Growth Customer growth generates approximately $6.6 million of new margin annually NJNG captures 95 percent of new construction Mix of conversion and new customers enhance profitability Almost 1,000 additional customers added natural gas heat to their existing service

Maximizing Value: Improved Productivity The cost of adding a new customer has declined over 23 percent, while O&M productivity has improved by 16 percent since 1992. Primary drivers have been: Balanced marketing strategy Changes in work processes New Customer Cost O&M as a Percent of Margin

Maximizing Value: Productivity & Incentives Virtually every employee is a shareowner Incentives paid in cash and stock Bargaining Unit participates in the incentive plan Customers per Employee Margin per Employee

Maximizing Value: Avoiding Base Rate Cases A key part of our strategy Base rate cases are expensive, time consuming and antagonistic Avoiding that process has helped NJR develop and maintain positive relationships with the regulators Forces employees to be more creative Benefits both customers and shareowners Over the last 10 years, NJR has: Added nearly 116,000 new customers Spent over $475 million NJR has not filed a base rate case in over 10 years

Maximizing Value: Smart Growth State initiative to plan for future growth by limiting sprawl and promoting redevelopment Asbury Park & Long Branch are the 1st communities in service area selected for the program NJNG will invest over $7 million in Asbury Park and Long Branch Plan proposes recovering costs through limited changes to the traditional regulatory treatment of utility infrastructure costs

Maximizing Value: Our Regulatory Partnership By partnering with our regulators, NJNG has been able to: Avoid filing for base-rate increases Use the competitive energy marketplace to benefit both customers and shareowners Open new markets and offer customers new choices Focus on Governor's new energy policies Incentives for Distributed Generation service class approved Reliability, growth, energy efficiency, environmental and renewal initiatives being developed Working with our Regulators is a 2-way street

SJI NUI CIV GPU/FE PEG NJR 3.22 2.73 2.29 1.81 1.09 0.64 BPU Inquiries per 1,000 Customers NJNG is working toward its 11th consecutive year of having the best customer satisfaction rate in N.J. Customer Satisfaction March 2003 FYTD

The Building Blocks of a Better Model Enhance Returns by Leveraging Core Skills and Assets Home Services Off-system Sales/Capacity Release Energy Services

Since 1992, off-system sales/capacity management margins have generated over $198 million in savings for customers and $1.17 per share for shareowners 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 3/1/2003 Customer Savings 0 4.4 12.6 15.9 18.3 22.3 21 22.3 22 25 24 12 Shareowner Margin 1.6 1.8 3.5 4 4.6 5.6 5.2 5 4.9 5 5 3 $2 $6 $16 $27 $23 $28 $26 $20 $27 $30 Enhancing Returns: Wholesale Markets Using Our Assets to Improve Earnings per Share $29 $15

Enhancing Returns: Energy Services Energy Services is a growing contributor of total earnings Early player in energy services Asset based business activity Storage and marketing Fuel management Portfolio optimization Wholesale FY00 0.11 FY01 0.15 FY02 0.24 Mar. 2003 0.41 NJR uses our knowledge of markets and in-house capabilities to generate growing returns with manageable risk

Enhancing Returns: Managing Risk Strictly natural gas operation - no electric exposure Not a speculative trader Manage assets for primarily hedged positions Selected fee-based services Trade around "assets" "Assets" consist of transportation and storage capacity Physical assets reduce risk Our "assets" require less long-term capital The collapse of large energy trading businesses has created more opportunities

Risk management guidelines Limited open positions = low VAR Provides internal controls Credit procedures in place Daily compliance monitoring by financial department Minimal mark-to-market income (Less than 1 percent) Trader compensation not based on sales volumes or revenues Netting agreements potentially reduce credit risk Enhancing Returns: Managing Risk Business not built on "Beating the NYMEX"

Manage over 40 Bcf of storage and transport in excess of 1 Bcf/d Major positions Columbia Gas Transmission Columbia Gulf ANR Pipeline Dominion Transmission Iroquois Tennessee Gas Pipeline Texas Eastern Transmission Corporation Union Storage - Dawn Enhancing Returns: Energy Services Portfolio Strengths

Enhancing Returns: How Storage Adds Value to the Portfolio Flexible supply and demand Monthly, Daily, Hourly Ability to act as additional supply basin Reliability Intrinsic Value Time spreads Extrinsic Value Options against volatility Ability to buy from multiple sources Improves price Improves reliability

Located in Owego, NY 11.9 Bcf high- deliverability storage capacity Connects to Tennessee Gas Pipeline NJRES is the marketing agent for Stagecoach 10-year term - began April 1, 2002 NJRES compensation - Management fees and incentives Enhancing Returns: Stagecoach Storage

Enhancing Returns: Our Assets and Skills Create New opportunities Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management 1991 51 1992 52 12 1993 55 21 1994 58 27 20 1995 57 25 38 5 7 1996 64 24 38 9 29 1997 62 45 38 9 67 1998 60 62 43 7 82 1999 61 95 49 8 131 2000 64 96 36 4 120 2001 73 81 8 2 174 2002 62 92 5 0 332 'Mar 03 55 23 4 0 216 Billion Cubic Feet 64 105 164 254 344 51 76 132 336 320 221 NJR has added $2.09 per share over 10 years from leveraging assets and skills Total Energy Deliveries 491 298

Appliance service contracts Duct cleaning HVAC equipment replacement Plumbing services Service contract enhancements Enhancing Returns: Home Services NJR is consistently seeking new, low risk opportunities

Fiscal 2003 off to a good start: Weather colder- than-normal Customer and Margin Growth Gas Price Volatility 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2002 2003 1.07 1.13 1.24 1.28 1.37 1.48 1.56 1.67 1.81 1.97 2.12 2.04 2.39 A Better Model: Earnings Growth Consistency September 30, March 31, Earnings Per Share NJR has achieved earnings growth for 11 consecutive years 10 year CAGR: 7.1 percent

Our highest level in 18 years Allowed ROE of 11.5 percent Balance from regulated and unregulated wholesale activities 1997 1998 1999 2000 2001 2002 0.139 0.142 0.145 0.148 0.153 0.153 A Better Model: Superior Return Return on Equity

1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 1997 1998 1999 2000 2001 2002 2003 1.07 1.09 1.12 1.15 1.17 1.2 1.24 Eight increases in seven years NJR's dividend growth rate was 2002 is 3.3 percent vs. 1.4 percent for the peer group 1996 1997 1998 1999 2000 2001 2002 0.75 0.72 0.7 0.67 0.63 0.6 0.57 * Effective January 2, 2003 * Dividends per Share Payout Ratio A Better Model: Rewarding Shareowners Dividend Rate and Payout Ratio The recent dividend tax cut further enhances attractiveness

A Better Model: Disciplined Capital Allocation New Customer 10.2 System Integrity 6.2 Other Utility 1.1 Non-Utility 1 Economic Value Added Process Margin from new customers must cover associated capital costs System integrity spending up to depreciation level Other project evaluated on EVA basis Estimate for FY 2003: $54.4 million March FYTD:Total: $18.5 million Investing in Our System

Share Repurchase & DRP Programs Plan implemented Shares authorized Shares purchased on open market Total cash investment ($MM) Average investment per share Share Repurchase Program Dividend Reinvestment 9/96 7/96 2,000,000 1,560,253 $55.3 $24.72 1,650,000 422,813 $12.8 $20.21 March 31, 2003 A Better Model: Share Repurchases A strong balance sheet has allowed for open market repurchase of equity

NJR Capital Structure Common Equity 258919 Preferred 21004 LT Debt 352227 Common Equity 361453 LT Debt 370628 1995 2002 Credit Rating: Moody's A-2 S&P A A Better Model: Balance Sheet Strength NJR's Strong Balance Sheet has improved significantly over 7 years

Summary Focused strategy Excellent core business Commitment to Stakeholders Significant growth form leveraging core assets and skills Consistent higher returns for shareowners NJR Peer Group Energy Distribution Electric Utilities S&P 500 0.08 0.019 0.018 0.003 -0.033 Annualized 5-Year Total Return

Gross Margin Gross margin is a non-GAAP measure. Gross margin is defined as gas revenues less gas purchases, sales tax and a Transitional Energy Facilities Assessment (TEFA), which is included in Energy and other taxes on the Consolidated Statements of Income. NJNG believes that gross margin provides a more meaningful basis for evaluating utility operations than does revenues since gas costs, sales tax and TEFA are passed through to customers and, therefore, have no effect on gross margin. For reconciliation to our revenue, see our periodic SEC filings available on our website at www.njliving.com

A Better Model for Shareowner Value Boston Financial Community June 12, 2003